UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

EQT Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EQT Corporation | EQT Plaza | 625 Liberty Avenue Suite 1700 | Pittsburgh, PA 15212-5861 T 412.553.5700 | F 412.553.5757 | www.eqt.com YOUR VOTE IS IMPORTANT PLEASE VOTE YOUR PROXY TODAY April 27, 2011 Dear Shareholder: According to our latest records, we have not received your voting instructions for the important Annual Meeting of Shareholders of EQT Corporation to be held on Tuesday, May 10, 2011. Your vote is extremely important, no matter how many shares you hold. For the reasons set forth in the proxy statement, dated March 24, 2011, the Board of Directors unanimously recommends that you vote “FOR” all nominees, “FOR” Items 2 through 4 and 6 through 8 and “1 Year” on Item 5. Please sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions below). On behalf of your Board of Directors, thank you for your cooperation and continued support. Sincerely, KIMBERLY L. SACHSE Deputy General Counsel and Corporate Secretary You may use one of the following simple methods to promptly provide your voting instructions: 1. Vote by Internet: Go to the website www.proxyvoting.com/eqt. Have your 11- digit control number listed on the proxy card ready and follow the online instructions. 2. Vote by Telephone: Call toll-free (866) 540-5760. Have your 11-digit control number listed on the proxy card ready and follow the simple instructions.

EQT Corporation | EQT Plaza | 625 Liberty Avenue Suite 1700 | Pittsburgh, PA 15212-5861 T 412.553.5700 | F 412.553.5757 | www.eqt.com YOUR VOTE IS IMPORTANT PLEASE VOTE YOUR PROXY TODAY April 27, 2011 Dear Shareholder: According to our latest records, we have not received your voting instructions for the important Annual Meeting of Shareholders of EQT Corporation to be held on Tuesday, May 10, 2011. Your vote is extremely important, no matter how many shares you hold. For the reasons set forth in the proxy statement, dated March 24, 2011, the Board of Directors unanimously recommends that you vote “FOR” all nominees, “FOR” Items 2 through 4 and 6 through 8 and “1 Year” on Item 5. Please sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions below). On behalf of your Board of Directors, thank you for your cooperation and continued support. Sincerely, KIMBERLY L. SACHSE Deputy General Counsel and Corporate Secretary You may use one of the following simple methods to promptly provide your voting instructions: 1. Vote by Internet: Go to the website www.proxyvote.com. Have your 12-digit control number listed on the voting instruction form ready and follow the online instructions. The 12-digit control number is located in the rectangular box on the right side of your voting instruction form. 2. Vote by Telephone: Call toll-free (800) 454-8683. Have your 12-digit control number listed on the voting instruction form ready and follow the simple instructions.